AFL - CIO Housing Investment Trust St. Louis Metro Area Projects AFL - CIO Housing Investment Trust Helping Build Twin Cities - The Union Way September 2018 The AFL - CIO Housing Investment Trust builds on over 30 years of experience investing union capital responsibly to deliver competitive returns to its participants while generating union construction jobs, affordable housing, and economic and fiscal impacts that benefit the communities where union members live and work . The Twin Cities area is a strong market for the HIT . Since inception, the HIT has invested over $ 864 million in 53 projects with total development investment of $ 1 . 4 billion . These projects have built or preserved over 8 , 230 housing units and created an estimated 14 . 3 million hours of union construction work* . Five 15 on the Park: The HIT provided $33.4 million in funding for the $52.3 million new construction of the 259 - unit Five 15 on the Park apartments in Minneapolis , creating an estimated 256 union construction jobs. Economic and Fiscal Impacts of the HIT - Financed Projects in the Twin Cities Area In 2017 Dollars, Since Inception* $2.9B total economic benefits $1.1B personal income 17,980 total jobs across industry segments 7,060 union construction jobs, 14.3M hours of work $122.3M state and local tax revenue generated * Figures provided by Pinnacle Economics are estimates calculated using an IMPLAN input - output model based on HIT project data information . Data current as of August 31, 2018. Since inception dates from 1984 - August 31, 2018. 333 on the Park : The HIT provided $27.7 million of funding for the $42.3 million substantial rehabilitation of the 134 - unit, 333 on the Park in St. Paul, creating an estimated 191 union construction jobs.

Projects in the Twin Cities Area in the Last 10 Years
2008-August 31, 2018

In the past 10 years, the HIT has invested $614 million in 25 projects with a total development investment of $1.0 billion. These projects are creating an estimated 9.9 million hours of union construction work*.

Project	Location	Units	HIT Investment	TDC	Union Jobs*
Inver Glen Senior Housing	Inver Grove Heights	103	$15,084,000	$17,461,869	92
Solhem Apartments (Uptown House)	Minneapolis	60	$10,700,000	$12,988,106	72
Applewood Pointe of Bloomington at Southtown	Bloomington	101	$17,597,900	$20,280,641	113
Ellipse on Excelsior	St. Louis Park	132	$26,122,000	$33,244,543	186
Flo Co Fusion	Minneapolis	84	$13,543,000	$16,026,159	88
Riverside Plaza Apartments	Minneapolis	1,303	$49,950,000	$123,267,007	882
Applewood Pointe of Roseville at Langton Lake	Roseville	48	$4,700,000	$11,241,637	60
City Walk - Walkway Uptown Apartments	Minneapolis	92	$16,802,100	$20,161,502	103
The Penfield	St. Paul	254	$40,942,800	$62,505,140	319
West Side Flats Apartments	St. Paul	178	$23,500,000	$31,234,356	159
Yorkdale Terrace Townhomes	Edina	90	$4,470,000	$17,242,238	116
Five 15 on the Park	Minneapolis	259	$33,400,000	$52,331,187	256
333 on the Park	St. Paul	134	$27,680,000	$42,331,034	191
Seward Towers East and West	Minneapolis	640	$29,750,000	$99,198,392	270
Zvago Cooperative at Glen Lake	Minnetonka	54	$14,821,600	$18,981,774	83
1500 Nicollet	Minneapolis	183	$34,120,000	$61,736,138	268
Green on Fourth Apartments	Minneapolis	243	$42,654,700	$56,169,929	251
Pioneer Apartments	St. Paul	143	$14,475,000	$48,739,737	201
Union Flats	St. Paul	217	$30,630,000	$68,476,863	306
Zvago Cooperative at St. Anthony Park	St. Paul	49	$14,577,500	$18,185,346	82
Elevate at Southwest Station	Eden Prairie	222	$49,500,000	$63,510,988	269
Zvago Cooperative at Central Village	Apple Valley	58	$15,815,400	$19,680,017	82
The Chamberlin	Richfield	316	$48,277,000	$62,509,690	209
Riverdale Station East	Coon Rapids	180	$28,350,000	$38,273,494	162
Riverdale Station West	Coon Rapids	71	$6,925,000	$17.489,676	69
TOTAL (*LAST 10 YEARS: 2008-8/31/18*)		**5,214**	**$614,388,000**	**$1,033,267,463**	**4,889**



The Penfield
St. Paul



Zvago Cooperative at Glen Lake
Minnetonka



Seward Towers East & West
Minneapolis

Investors should consider the HIT's investment objectives, risks and expenses carefully before investing. A prospectus containing more complete information may be obtained from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055 or by viewing the HIT's website at www.aflcio-hit.com. The prospectus should be read carefully before investing.

August 31, 2018